UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported event): September 28, 2026

BEAZER HOMES USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12822	58-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, 15th Floor

Atlanta, Georgia 30319

(Address of Principal Executive Offices)

(770) 829-3700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BZH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On September 28, 2026, Beazer Homes USA, Inc. (the “Company”) issued a conditional notice of redemption to redeem the $350.0 million aggregate principal amount of 7.250% Senior Notes due 2029 (the “2029 Notes”) that remain outstanding (the “Redemption”) on October 20, 2026 (the “Redemption Date”), subject to satisfaction of the conditions set forth therein. The Redemption is being made pursuant to the terms of the indenture, dated as of September 24, 2019, governing the terms of the 2029 Notes, at a redemption price equal to 101.208% of the principal amount of the 2029 Notes to be redeemed, plus accrued and unpaid interest to the Redemption Date.

The Redemption is conditioned upon the substantially concurrent consummation, on the Redemption Date, of the previously announced merger (the “Merger”) of Bulldogs Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Dream Finders Homes, Inc. (“Dream Finders”), with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Dream Finders, pursuant to that certain Agreement and Plan of Merger, dated as of August 6, 2026, among Dream Finders, Merger Sub and the Company, and the receipt by the Company, or by Dream Finders or any other person on the Company’s behalf, of funds in an amount that, together with cash on hand, is sufficient to fund the aggregate redemption price for the 2029 Notes on the Redemption Date (the substantially concurrent consummation of the Merger and the receipt of such funds, collectively, the “Merger Condition”). Accordingly, none of the 2029 Notes will be deemed due and payable on the Redemption Date unless the Merger Condition is satisfied or waived by the Company in its sole discretion.

* * *

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

The information presented herein may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Dream Finders’ and the Company’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and neither Dream Finders nor the Company assumes any duty to update forward-looking statements other than as required by law. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

In addition to factors previously disclosed in Dream Finders’ and the Company’s reports filed with the Securities and Exchange Commission, the following factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Dream Finders and the Company; the outcome of any legal proceedings that may be instituted against Dream Finders or the Company; the failure of the Company to obtain necessary stockholder approval or to satisfy any of the other conditions to the Merger on a timely basis or at all; the possibility that the Merger Condition is not satisfied or waived and that the Redemption is delayed or the notice of redemption is rescinded; the possibility that the anticipated benefits of the Merger are not realized when expected or at all; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger; Dream Finders’ ability to obtain financing and complete the acquisition and integration of the Company successfully or fully realize cost savings and other benefits and other consequences associated with mergers, acquisitions and divestitures; negative effects of announcing the Merger or the consummation of the Merger on the market price of our common stock, credit ratings or operating results; and the potential impact of announcement of the Merger or consummation thereof on relationships, including with employees, customers and competitors.

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the acquisition described in this communication (the “Merger”), the Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on September 15, 2026. The Company commenced mailing of the Proxy Statement to stockholders of the Company on or about September 15, 2026. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN IT BECOMES AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING DREAM FINDERS, THE COMPANY, THE MERGER AND RELATED MATTERS. Investors may obtain free copies of these documents and other documents filed with the SEC at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s website at ir.beazer.com.

Participants in Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Merger under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the Merger and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement and any subsequent filings with the SEC. In addition, Dream Finders and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Merger. Information about certain of Dream Finders’ directors and executive officers is set forth in Dream Finders’ proxy statement for its 2026 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 16, 2026, Dream Finders’ Annual Report on Form 10-K filed with the SEC on February 24, 2026, and any subsequent filings with the SEC. To the extent that holdings of the Company’s securities by the directors and executive officers of the Company have changed from the amounts set forth in the Proxy Statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the Merger may be obtained by reading the Proxy Statement regarding the Merger. Free copies of these documents may be obtained as described above and, with respect to the information about Dream Finders’ directors and executive officers, at Dream Finders’ website at investors.dreamfindershomes.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, Inc.

Date:	September 28, 2026	By:	/s/ David I. Goldberg
David I. Goldberg
Senior Vice President and Chief Financial Officer